Mineral Royalty Interests	12 Months Ended
Dec. 31, 2023
Disclosure Of Mineral Royalty Interest [Abstract]
Mineral Royalty Interests
1 5 .	Mineral Royalty Interests
The following table summarizes mineral royalty interests owned by the Company as of December 31, 2023. To date, no revenue has been recognized and no depletion has been taken with respect to these royalty agreements.

Royalty Interests	Mine Owner	Location of Mine	Royalty 1	Upfront Consideration Paid to Date 2	Upfront Consideration to be Paid 2	Total Upfront Consideration 2

Metates	Chesapeake	Mexico	0.5% NSR	$3,000	$-	$3,000

Brewery Creek 3	Victoria Gold	Canada	2.0% NSR	3,529	-	3,529

Black Pine 4	Liberty Gold	USA	0.5% NSR	3,600	-	3,600

Mt Todd 5	Vista	Australia	1.0% GR	3,000	17,000	20,000

				$13,129	$17,000	$30,129

1)	Abbreviation as follows: NSR = Net Smelter Return Royalty; and GR = Gross Royalty.
2)	Expressed in thousands; excludes closing costs.
3)
The Company paid $3 million for an existing 2.0% net smelter return royalty interests on the first 600,000 ounces of gold mined and a 2.75% net smelter returns royalty interest thereafter. The Brewery Creek Royalty agreement provides, among other things, that Golden Predator Mining Corp., (subsidiary of Victoria Gold) may reduce the 2.75% net smelter royalty interest to 2.125% on payment of the sum of Cdn $2 million to the Company.

4)	Liberty Gold has been granted an option to repurchase 50% of the NSR for $4 million at any point in time up to the earlier of commercial production at Black Pine or January 1, 2030.
5)
The Mt Todd royalty is at a rate of 1% of gross revenue with such rate being subject to increase to a maximum rate of 2%, depending on the timing associated with the achievement of certain operational milestones.